Exhibit 10.20

Execution Version

SECOND AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment and Waiver (this “Amendment”) dated as of August 27, 2007 (the “Effective Date”), is by and among Diamondback Holdings, LLC, a Delaware limited liability company (“Holdings”), Diamondback Energy Services, Inc., a Delaware corporation (the “Merger Sub”), certain subsidiaries thereof (the “Guarantors”), the lenders party to the Credit Agreement referred to below (the “Lenders”), and Fortis Capital Corp., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”).

WHEREAS, Holdings, Merger Sub, the Guarantors, the Lenders, and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of February 13, 2007, as amended by the First Amendment thereto dated as of May 10, 2007 (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested and the Lenders have agreed to (a) provide for a waiver of certain existing Events of Default acknowledged by the Borrower as set forth below and (b) make certain amendments to the Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement.

Section 2. Amendment. The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Applicable Margin” means, for any day, (a) with respect to Base Rate Advances, 1.75%, and (b) with respect to Eurodollar Advances, 2.75%.

Section 3. Waiver. The Borrower hereby acknowledges the existence of Events of Default arising under Section 7.01(c) of the Credit Agreement as a result of (a) the Borrower’s failure to comply with Section 6.15(d) of the Credit Agreement for the fiscal quarter ending June 30, 2007 and (b) the Borrower’s violation of Section 6.05(i)(i) of the Credit Agreement as a result of the Borrower’s acquisition of Directional Drilling Contractors, LLC for approximately $20,000,000 plus adjustments for working capital (funded through an equity contribution to the Borrower from a Permitted Investor) after the occurrence and during the continuance of the Event of Default described in (a) above (the “Waiver Defaults”). The Lenders hereby agree, subject to the terms and conditions of this Amendment, to waive the Waiver Defaults. The waiver by the Lenders described in this Section 3 is contingent upon the satisfaction of the conditions precedent set forth below in this Amendment and is limited to the Waiver Defaults.

Such waiver is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of the Sections covered by the Waiver Defaults or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default with respect to the Credit Agreement or any other provision of any Loan Document. The description herein of the Waiver Defaults is based upon the information available to the Lenders on the date hereof and shall not be deemed to exclude the existence of any other Events of Default. The failure of the Lenders to give notice to the Borrower or the Guarantors of any such other Events of Default is not intended to be nor shall be a waiver thereof.

Section 4. Conditions to Effectiveness. The waiver set forth above shall be effective and the Credit Agreement shall be amended as provided in this Amendment as of the date first set forth above when the Administrative Agent shall have received this Amendment duly executed by Holdings, Merger Sub, each Guarantor, the Majority Lenders, the Issuing Bank and the Administrative Agent.

Section 5. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date; and

(b) no Default or Event of Default has occurred and is continuing.

Section 6. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Credit Agreement are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (subject to the terms of Article VIII of the Credit Agreement), as such Obligations may have been amended by this Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement or any of the other Loan Documents.

Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

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Section 9. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

HOLDINGS: DIAMONDBACK HOLDINGS, LLC

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

MERGER SUB: DIAMONDBACK ENERGY SERVICES, INC.

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

GUARANTORS:

DIAMONDBACK-COMPLETIONS LLC

DIAMONDBACK-QUANTUM LLC

DIAMONDBACK PUMPING SERVICE LLC

DIAMONDBACK-PIONEER LLC

DIAMONDBACK-PST LLC

DIAMONDBACK-WELL SERVICE LLC

DIAMONDBACK-RHINO LLC

DIAMONDBACK-TOTAL SERVICES LLC

DIAMONDBACK-CEMENTING SERVICES LLC

PACKERS & SERVICE TOOLS, INC.

SOONER TRUCKING & OILFIELD SERVICES, INC.

DIAMONDBACK-DISPOSAL LLC

DIAMONDBACK-TOTAL OKLAHOMA LLC

DIAMONDBACK-TD WEST, LLC

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

Signature Page to Second Amendment and Waiver to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

DIAMONDBACK PUMPING SERVICE, L.P.

By:	Diamondback Pumping GP, LLC its general partner

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

DIAMONDBACK-TOTAL, L.P.

By:	Diamondback-Total Texas LLC, its general partner

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

DIAMONDBACK-TOTAL PUMPING, L.P.

By:	Diamondback-Total Pumping GP LLC, its general partner

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

DIAMONDBACK-DISPOSAL, L.P.

By:	Diamondback-Disposal Texas LLC, its general partner

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

Signature Page to Second Amendment and Waiver to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

ADMINISTRATIVE AGENT: FORTIS CAPITAL CORP., as Administrative Agent and Issuing Bank

By:	/s/ Alison B. Barber
Name:	Alison B. Barber
Title:	Vice President

By:	/s/ Gloria Baloti-Fields
Name:	Gloria Baloti-Fields
Title:	Vice President

LENDERS: FORTIS CAPITAL CORP.

By:	/s/ Alison B. Barber
Name:	Alison B. Barber
Title:	Vice President

By:	/s/ Gloria Baloti-Fields
Name:	Gloria Baloti-Fields
Title:	Vice President

Signature Page to Second Amendment and Waiver to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

WELLS FARGO BANK, N.A.

By:	/s/ Christina Faith
Name:	Christina Faith
Title:	Vice President

Signature Page to Second Amendment and Waiver to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

NATIXIS

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Managing Director

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

Signature Page to Second Amendment and Waiver to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

JPMORGAN CHASE BANK, N.A.

By:	/s/ William C. Scheihing, Jr.
Name:	William C. Scheihing, Jr.
Title:	SVP

Signature Page to Second Amendment and Waiver to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Scott Collins
Name:	Scott Collins
Title:	Vice President

Signature Page to Second Amendment and Waiver to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

MIDFIRST BANK

By:	/s/ James P. Boggs
Name:	James P. Boggs
Title:	Senior Vice President

Signature Page to Second Amendment and Waiver to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

COPPERMARK BANK

By:	/s/ Robert P. Holmes
Name:	Robert P. Holmes
Title:	Sr. V.P.

Signature Page to Second Amendment and Waiver to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.